SUPPLEMENT DATED JANUARY 30, 2009

STARPOINT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

PROSPECTUS DATED MAY 1, 2008

The following riders will no longer be available for contracts applied for on or after February 2, 2009:

1.) Lifetime Guaranteed Minimum Withdrawal Benefit Rider

2.) Owner & Spousal Guaranteed Minimum Withdrawal Benefit Rider

3.) Guaranteed Return of Premium Rider

4.) Guaranteed Minimum Annuitization Benefit Rider

These riders may not be purchased at the time the contract is issued or at any time after issue for any contracts applied for on or after February 2, 2009.

This Supplement should be retained with the Prospectus for future reference.